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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


       Date of Report (Date of earliest event reported): December 18, 2000


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF DECEMBER 1, 2000, PROVIDING FOR THE ISSUANCE OF
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-3)

                     Merrill Lynch Mortgage Investors, Inc.

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             (Exact name of registrant as specified in its charter)

           Delaware                    333-81429           33-3416059
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(State or Other Jurisdiction          (Commission        (I.R.S. Employer
of Incorporation)                     File Number)       Identification Number)

4 World Financial Center -- Floor #10
New York, New York                                        10080
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(Address of Principal                                  (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 449-1000
                                                     --------------

Item 5.  Other Events

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Merrill Lynch Mortgage Investors, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated December 15, 2000, in connection with the Registrant's issuance of a series of certificates, entitled Mortgage Pass-Through Certificates, Series 2000-3 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of December 1, 2000, among the Registrant as depositor, Cendant Mortgage Corporation as master servicer and Wells Fargo Bank Minnesota, National Association as trustee. The Certificates designated as the Series 2000-3 Certificates will represent in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of fixed-rate, one- to four-family, first lien mortgage loans having original terms to maturity not greater than 30 years (the "Mortgage Loans").

Computational Materials

         Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates with certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         Exhibit No.                             Description
         -----------                             -----------


             99.1 Computational Materials (as defined in Item 5) that have been provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated to certain prospective purchasers of Mortgage Pass-Through Certificates, Series
                                            2000-3.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 18, 2000


                                                MERRILL LYNCH MORTGAGE
                                                INVESTORS, INC.


                                                By: /s/ Michael McGovern
                                                   ---------------------
                                                Name:   Michael McGovern
                                                Title:  Secretary

                                Index to Exhibits



                                                                 Sequentially
       Exhibit No.           Description                        Numbered Page
       -----------           -----------                        -------------
           99.1         Computational Materials (as defined
                        in Item 5) that have been provided
                        by Merrill Lynch, Pierce, Fenner &
                        Smith Incorporated to certain
                        prospective purchasers of Merrill
                        Lynch Mortgage Investors, Inc.,
                        Mortgage Pass- Through
                        Certificates, Series 2000-3